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                            Exhibit Index


Exhibit                                                 Page


2 Assets Transfer Agreement, dated July 8, 1994, by and among Figgie International Inc., Figgie
     Licensing Corporation, Figgie International Real
     Estate, Inc., Figgie Properties Inc. and Rawlings
     Sporting Goods Company, Inc

10   Tax Sharing and Separation Agreement, dated July 8,
     1994, between Figgie International Inc. and Rawlings
     Sporting Goods Company, Inc.